Other Accounts Receivables - Schedule of Other Accounts Receivables (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Schedule of Other Accounts Receivables [Abstract]
Prepaid expenses		$ 3,847	$ 4,405
Government authorities		894	981
Derivatives financial instruments mainly measured at fair value through other comprehensive income		49	149
Accrued other income		235	45
Other	[1]	521	385
Total Other Accounts Receivables		$ 5,546	$ 5,965

[1]	The balance, as of December 31, 2024, and December 31, 2023, includes $247 thousand, as bank guarantee provided (refer to Note 18 for further details) and short-term lease in the amount of $267 thousand and $134 thousand, respectively that was classified to other accounts receivables (refer to Note 14 for further details)